SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               ------------------



Date of Report (Date of earliest event reported)          JUNE 7, 1998
                                                  ----------------------------


                               NORWEST CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                      1-2979                      41-0449260
-------------------------------------------------------------------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)


        NORWEST CENTER, SIXTH AND MARQUETTE, MINNEAPOLIS, MINNESOTA 55479
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 667-1234
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEMS 1 - 4.   Not Applicable.

ITEM 5.   OTHER EVENTS.

         Attached hereto as Exhibit 2 is the Agreement and Plan of Merger, dated as of June 7, 1998, by and between Wells Fargo & Company ("Wells Fargo") and Norwest Corporation ("Norwest").

         Attached hereto as Exhibit 4(b) is Amendment No.1 to the Rights Agreement, dated as of June 7, 1998, between Norwest and Citibank, N.A., as Rights Agent.

         Attached hereto as Exhibit 10(a) is the Stock Option Agreement, dated as of June 7, 1998, between Wells Fargo, as issuer, and Norwest, as grantee.

         Attached hereto as Exhibit 10(b) is the Stock Option Agreement, dated as of June 7, 1998, between Norwest, as issuer, and Wells Fargo, as grantee.



ITEM 6.   Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are attached to this Current Report:

     2 Agreement and Plan of Merger, dated as of June 7, 1998, by and between Wells Fargo and Norwest, excluding schedules. The omitted schedules will be furnished supplementally to the Securities and Exchange Commission upon request.

   4(a) Rights Agreement, dated as of November 22, 1988, between Norwest and Citibank, N.A., as Rights Agent (incorporated by reference to
           Exhibit 1 to Norwest's Form 8-A, dated December 6, 1988), and Certificate of Adjustment pursuant to Section 12 of the Rights Agreement (incorporated by reference to Exhibit 5 to Norwest's
           Form 8-A/A dated October 14, 1997).

   4(b) Amendment No. 1 to Rights Agreement, dated as of June 7, 1998, between Norwest and Citibank, N.A., as Rights Agent.

  10(a) Stock Option Agreement, dated as of June 7, 1998, between Wells Fargo, as Issuer, and Norwest, as Grantee.

  10(b) Stock Option Agreement, dated as of June 7, 1998, between Norwest, as Issuer, and Wells Fargo, as Grantee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NORWEST CORPORATION



                                    By  /s/ Stanley S. Stroup
                                       ----------------------------------------
                                        Name: Stanley S. Stroup
                                        Title:   Executive Vice President


Date: June 18, 1998